UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2005

TEXAS ROADHOUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Suite 400 Louisville, Kentucky		40205
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (502) 426-9984

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On August 22, 2005, Texas Roadhouse, Inc. (the “Company”) issued a press release announcing a two-for-one stock split of its outstanding shares of Class A and Class B common stock payable in the form of a 100% stock dividend to shareholders of record on September 6, 2005. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)                                EXHIBITS

99.1                           Press Release dated August 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: August 22, 2005	By:	/s/ G. J. Hart
G. J. Hart
President & CEO

INDEX TO EXHIBITS

Exhibit No.

99.1	Press Release issued by the Company on August 22, 2005.